FOR CURRENT INCOME

Delaware U.S. Government Securities Fund

(various photos demonstrating service, guidance, professional management and goals)

service and guidance

professional management

goals

1999
Annual Report


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

(photo of computer keyboard)

(photo of illustration for current income brochure)

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds reach their financial goals.

   Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.

   Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.

   Delaware Investments manages approximately $45 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Delaware U.S. Government
Securities Fund Objective
Seeks to provide shareholders with a high level of current income consistent with prudent investment risk.


Table of Contents

Letter to Shareholders       Page 1
Portfolio Manager's Review   Page 3
Performance                  Page 6
Statement of Net Assets      Page 7
Financial Highlights         Page 9

current
income


tradition

November 17, 1999

                                                                 for current
                                                                    income
                                                                       1

Dear Shareholder:

The past year has been a challenging one for fixed-income investors.

   Just before our fiscal year began, debt problems in Russia and Brazil, along with ongoing concerns about recessions in Asia, created strong worldwide demand for U.S. Treasury bonds. Demand for Treasuries, during times of extreme market turbulence is often referred to as "a flight to quality."

   The Federal Reserve Board's ensuing interest rate cuts in the fall of 1998 set the stage for a significant stock market recovery that started in the fourth quarter of 1998 and continued with little interruption through most of our fiscal period. Consequently, investors generally remained focused on the equity markets.

   During the spring and summer, fixed-income securities took second billing to equities. The performance of Treasury bonds and most fixed-income securities suffered, as strength in the domestic economy reduced demand for "safe haven" investments.

   The most significant news for fixed-income investors in the last six months has been the Federal Reserve Board's reversal of its previous low interest rate policy. The success of the stock market in the spring and summer heightened inflationary concerns and the Federal Reserve responded by raising interest rates by 0.25% on June 30th, August 24th and November 16th. As of this writing, the Federal funds target rate on overnight loans between banks stands at 5.50%. These three increases took back the last of three quarter-point reductions made in the fall of 1998 in response to the global financial crisis and returned the rate to its level of 14 months ago. Looking forward, we believe bonds will remain in the shadow of stocks as long as economic growth and the roaring bull market continue.

   Delaware U.S. Government Securities Fund provided a disappointing total return

ALTHOUGH EQUITY MARKETS HAVE TAKEN CENTER STAGE AMONG MANY INVESTORS, FIXED-INCOME INVESTMENTS STILL PLAY AN IMPORTANT ROLE IN MOST WELL BALANCED PORTFOLIOS.

ANNUAL RETURN
--------------------------------------------------------------------------------
                                                          One Year Ended
                                                          October 31, 1999
--------------------------------------------------------------------------------
Delaware U.S. Government Securities Fund A Class               -1.53%
Lehman Brothers Government Bond Index                          -6.16%
Lipper General U.S. Government Fund Average (178 funds)        -3.19%
U.S. Consumer Price Index                                      +2.87%
--------------------------------------------------------------------------------
All performance shown above is based on net asset value and assumes reinvestment of all distributions. Past performance does not guarantee future results. Performance of other Fund classes varies due to different charges and expenses. Complete performance information can be found on page 6. The Lipper General U.S. Government Fund Average represents the average return of U.S. government bond funds tracked by Lipper, Inc. The Lehman Brothers Government Bond Index is an unmanaged composite of several types of U.S. government securities and assumes no fees or expenses. The Consumer Price Index is the U.S. government's measure of inflation. You cannot invest directly in an index.

for current
  income
     2

of -1.53% (for Class A shares with distributions reinvested at net asset value) for the one year ended October 31, 1999. Although we were certainly affected by the shifting investment environment, your Fund protected principal better than the unmanaged Lehman Brothers Government Bond Index, which had a negative total return of -6.16%.

   Unfortunately, both your Fund and the Lehman Index underperformed the U.S. Consumer Price Index for the fiscal year. The U.S. Consumer Price Index is the measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics and generally reflects the domestic rate of inflation. Over longer time periods, your Fund has outperformed the U.S. Consumer Price Index. For the ten-year period ending October 31, 1999, your Fund provided an average annual return of 7.73% (for Class A shares with distributions reinvested at net asset value), while the U.S. Consumer Price Index increased just 2.97% annually for the same period (Source: Wiesenberger Investment View). We hope you will consider your investment in Delaware U.S. Government Securities Fund in the context of your long-term investment goals and needs.

   Over the last fiscal year, as it did the prior fiscal year, your Fund's management team employed two investment strategies:

o We consciously focused on income potential rather than maximizing price appreciation.

o We allocated a significant percentage of our portfolio to GNMAs, mortgage-backed securities issued by the Government National Mortgage Association. In general, these securities provided higher income and declined less in value than U.S. Treasuries with comparable maturities during our fiscal period (Source: Bloomberg).

   In the report that follows, Mr. Randal W. Harrison, your Fund's portfolio manager, outlines Delaware U.S. Government Securities Fund's approach and shares his outlook for the coming months.

   Although equity markets have taken center stage among many investors, fixed-income investments still play an important role in most well balanced portfolios. We thank you for your commitment to Delaware Investments.

Sincerely,

/s/ Wayne A. Stork
------------------------------------
Wayne A. Stork
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
-------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

discipline
                                                                 for current
                                                                    income
                                                                      3

Portfolio Manager's Review

RANDAL W. HARRISON, CFA
Senior Portfolio Manager
Voyageur Asset Management
November 17, 1999

GNMAS DOMINATE FUND
HOLDINGS FOR FISCAL YEAR
Throughout fiscal 1999, yields on U.S. Treasury bonds have risen in response to both domestic and international factors. Domestically, continued confidence from consumers and businesses has supported robust spending in both the consumer and capital goods sectors, sending investors to the stock market. Meanwhile, foreign economies are improving, which adds to domestic inflation fears. These two scenarios pushed prices of long-term U.S. Treasury bonds lower, as demand for fixed-income securities weakened. This, in turn, sent yields on Treasuries higher over the last twelve months.

   The Federal Reserve responded this past summer and fall by taking back the three interest-rate cuts it provided in 1998 in an effort to soothe inflation concerns.

   In order to maximize Delaware U.S. Government Securities Fund's income stream in a lower and then a rising interest rate environment this past year, we continued to invest a significant percentage of your Fund's total assets in Government National Mortgage Association bonds (GNMAs).

   These securities, which are issued by private firms, such as mortgage bankers and savings institutions, represent pools of residential mortgages insured or guaranteed by the Federal Housing Administration, the Farmers Housing Administration or the Veterans Administration. Principal and interest payments of GNMAs, like U.S. Treasury bonds, are backed by the full faith and credit of the U.S. government, which means they are considered to be of the highest credit quality available.

   GNMAs provided significant price and yield performance during 1999. The superior returns of GNMA bonds relative to

WE BELIEVE WE HAVE POSITIONED DELAWARE U.S. GOVERNMENT SECURITIES FUND'S PORTFOLIO TO PROVIDE ATTRACTIVE INCOME POTENTIAL AND RELATIVE STABILITY OF PRINCIPAL.

overview

About Your Fund's Manager

On August 16, 1999, Randal W. Harrison took over management of Delaware U.S. Government Securities Fund. Mr. Harrison holds a B.S. from Miami University
(Ohio), an MBA from the University of Iowa and is a Chartered Financial Analyst. He currently manages $1.2 billion in assets for Delaware Investments, where he has worked since 1993. Prior to joining Voyageur Asset Management, Mr. Harrison was a securities analyst and trader for AEGON USA Insurance Group.

for current
  income
    4

(photo of computer keyboard)

Treasuries helped to cushion your Fund's return in what has been an unfriendly environment for bond investors. Throughout most of 1999, your Fund has had significant holdings of GNMAs, often exceeding 65.0% of total assets. As of October 31, 1999, GNMAs represented 64.0% of your Fund.

   We expect to maintain a substantial exposure to GNMAs because they currently offer an attractive yield advantage. We also believe that over the long term the price appreciation of GNMA securities will be greater than that of Treasuries. However, we would be surprised to see the price appreciation on GNMAs significantly outpace Treasuries in the near term, given GNMAs recent strong performance during fiscal 1999.

   Complementing the GNMA holdings in your Fund's portfolio were U.S. Treasury bonds, which represented 33.6% of your Fund as of October 31, 1999. Treasuries are direct government obligations, actual debt issues of the U.S. government. Like GNMAs, they are considered to be of the highest credit quality available.

   Yields on Treasury notes have risen by roughly one-and-a-half percent throughout 1999 (Source: Bloomberg). The domestic and international backdrop and Federal Reserve Board activity have all contributed to falling prices and rising yields. Despite the difficulties this past year, Treasury securities are a valuable component of our strategy, providing a measure of security to the portfolio and also allowing us to diversify your Fund's total assets while maintaining a high level of quality.

   STRIPS securities (Separate Trading of Registered Interest or Principal of Securities) represented 1.6% of your Fund's total net assets as of October 31, 1999. STRIPs are U.S. Treasuries in which the coupon or interest payment is separated from the repayment of principal, leaving two separate securities. STRIPs generally perform better than traditional Treasury bonds in a declining interest rate environment because they lock in a particular yield, which would become more valuable if interest rates on the other securities fell. They also, however, decline in value faster when interest rates rise. By October 31, STRIPs represented a very small portion of your Fund's portfolio, primarily because we believed the rising interest rate environment made them less diversity

DELAWARE U.S. GOVERNMENT SECURITIES FUND
FOR MONTHLY INCOME AND INFLATION PROTECTION POTENTIAL
o  Dividends paid monthly
o  Uses a complement of mortgage-backed securities and U.S. Treasury bonds
o  Seeks high current income consistent with safety of principal for current
(photo of couple talking to financial advisor)                      income
                                                                      5
suitable for our investment strategy.

   Over much of the last year, your Fund's effective duration has been positioned between five and six years. Duration is a common measure of a bond or bond fund's sensitivity to interest rates. The longer the duration, the more a bond's price will change for a given increase or decrease in interest rates. Duration stood at 5.2 years as of October 31, 1999, towards the lower end of the Fund's duration range, a position we consider fairly defensive. We would probably consider lengthening the Fund's duration again if interest rates appear more stable in the months ahead.

OUTLOOK

We believe we have positioned Delaware U.S. Government Securities Fund's portfolio to provide attractive income potential and relative stability of principal for the first half of fiscal 2000.

   In the months ahead, we intend to evaluate the interest rate situation carefully and watch for changes in consumer and producer prices to gauge their potential effects on fixed income markets. Based upon our evaluations, we will position the portfolio to take advantage of opportunities as presented. We thank you for your continued confidence in Delaware Investments.

OUTLOOK

PORTFOLIO HIGHLIGHTS AND ASSET ALLOCATION
--------------------------------------------------------------------------------
As of October 31, 1999

GNMA                                64.0%
U.S. Treasury Obligations           33.6%
Cash & Other                         0.8%
STRIPs                               1.6%

                                  October 31, 1999            October 31, 1998
--------------------------------------------------------------------------------
Average Credit Quality                   AAA                         AAA
Average Effective Duration            5.2 years                   5.4 years
Number of Bonds                           13                          18
--------------------------------------------------------------------------------
                                     Before Expense
SEC 30-Day Yield*                     Limitation
   A Class                  5.35%       5.30%
   B Class                  4.87%       4.82%
   C Class                  4.99%       4.94%
   Institutional Class      5.73%       5.68%

* Calculated according to Securities and Exchange Commission guidelines. An expense limitation for the Fund was in effect for the period shown. Performance would have been lower without the limitation.

for current
  income
    6

Performance Summary


DELAWARE U.S. GOVERNMENT SECURITIES FUND
LONG-TERM PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
NOVEMBER 1, 1989 TO OCTOBER 31, 1999

                       Delaware US Government         Lehman Brothers
                       Securities Fund A Class      Government Bond Index
Nov. '89                       $ 9,525                    $10,000
Oct. '90                        10,296                     10,071
Oct. '91                        12,015                     11,917
Oct. '92                        13,297                     13,302
Oct. '93                        15,131                     16,504
Oct. '94                        14,017                     14,565
Oct. '95                        16,454                     18,499
Oct. '96                        17,239                     19,152
Oct. '97                        18,681                     21,582
Oct. '98                        20,327                     25,063
Oct. '99                       $20,013                    $23,520

Chart assumes a $10,000 investment made on November 1, 1989, and includes the effect of a 4.75% sales charge and reinvestment of distributions. The Lehman Brothers Government Bond Index is an unmanaged composite of several types of U.S. government securities and assumes no fees or expenses. You cannot invest directly in an index. Performance for other classes will differ due to different charges and expenses. Past performance does not guarantee future results.


DELAWARE U.S. GOVERNMENT SECURITIES FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH OCTOBER 31, 1999

                                  Lifetime   Ten Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 11/2/87)
   Excluding Sales Charge          +8.00%      +7.73%       +7.40%      -1.53%
   Including Sales Charge          +7.57%      +7.21%       +6.35%      -6.24%
--------------------------------------------------------------------------------
Class B (Est. 6/7/94)
   Excluding Sales Charge          +5.59%                   +6.69%      -2.18%
   Including Sales Charge          +5.44%                   +6.37%      -5.91%
--------------------------------------------------------------------------------
Class C (Est. 1/10/95)
   Excluding Sales Charge          +6.83%                               -2.19%
   Including Sales Charge          +6.83%                               -3.12%

All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares have a 4.75% maximum sales charge and a 12b-1 fee.
Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, five- and one-year periods through 10/31/99 for Delaware U.S. Government Securities Fund Institutional Class were +6.32%, +7.42%, and -1.40%. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

                                                            for current income 7

Financial Statements

VOYAGEUR FUNDS, INC.
DELAWARE U.S. GOVERNMENT SECURITIES FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 1999
________________________________________________________________________________
                                                        PRINCIPAL     MARKET
                                                           AMOUNT      VALUE
                                      ------------------------------------------
 GOVERNMENT NATIONAL MORTGAGE
    ASSOCIATION OBLIGATIONS - 64.00%
 GNMA 6.00% 11/20/28 ................................  $ 1,958,320  $ 1,807,163
 GNMA 6.50% 7/15/14 to 4/15/29 ......................   21,317,718   20,427,837
 GNMA 7.50% 3/15/27 to 4/15/29 ......................   10,145,830   10,189,956
 GNMA 8.00% 1/15/17 .................................        3,673        3,797
 GNMA 10.00% 3/15/16 ................................       26,944       29,487
 GNMA II 10.00% 12/20/02 ............................       18,104       18,913
                                                                    -----------
 Total Government National Mortgage
    Association Obligations (cost $33,616,602) ......                32,477,153
                                                                    -----------
 U.S. TREASURY OBLIGATIONS - 35.20%
 U.S. Treasury Bond 5.25% 2/15/29 ...................    1,000,000      866,284
 U.S. Treasury Bond 8.13% 8/15/21 ...................    1,000,000    1,186,488
 U.S. Treasury Note 4.25% 11/15/03 ..................    3,000,000    2,818,208
 U.S. Treasury Note 4.75% 11/15/08 ..................    2,200,000    1,990,228
 U.S. Treasury Note 5.63% 5/15/01 ...................    1,500,000    1,497,453
 U.S. Treasury Note 7.00% 7/15/06 ...................    8,325,000    8,694,013
*U.S.Treasury Strip-Principal 6.34% 11/15/04 ........    1,100,000      808,327
                                                                    -----------
 Total U.S. Treasury Obligations
    (cost $18,878,183) ..............................                17,861,001
                                                                    -----------
 TOTAL MARKET VALUE OF SECURITIES - 99.20%
    (COST $52,494,785) ...........................................  $50,338,154
 RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.80% .........      407,700
                                                                    -----------
 NET ASSETS APPLICABLE TO 4,973,682 SHARES
    ($0.01 PAR VALUE) OUTSTANDING - 100.00% ......................  $50,745,854
                                                                    ===========

 NET ASSET VALUE - DELAWARE U.S. GOVERNMENT SECURITIES
    FUND A CLASS ($38,519,724 / 3,776,306 SHARES) ................       $10.20
                                                                         ======
 NET ASSET VALUE - DELAWARE U.S. GOVERNMENT SECURITIES
    FUND B CLASS ($6,549,644 / 641,037 SHARES) ...................       $10.22
                                                                         ======
 NET ASSET VALUE - DELAWARE U.S. GOVERNMENT SECURITIES
    FUND C CLASS ($1,391,512 / 136,480 SHARES) ...................       $10.20
                                                                         ======
 NET ASSET VALUE - DELAWARE U.S. GOVERNMENT SECURITIES
    FUND INSTITUTIONAL CLASS ($4,284,974 / 419,859 SHARES) .......       $10.21
                                                                         ======

________________________________________________________________________________

________________________________________________________________________________

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1999:
Common stock, $0.01 par value, 10,000,000,000 shares
   authorized to the Fund with 1,000,000,000 shares
   allocated to the Delaware U.S. Government Securities
   Fund A Class, 1,000,000,000 shares allocated to the
   Delaware U.S. Government Securities Fund B Class,
   1,000,000,000 shares allocated to the Delaware U.S.
   Government Securities Fund C Class, and 1,000,000,000
   shares allocated to the Delaware U.S. Government
   Securities Fund Institutional Class ......................      $56,038,690
Undistributed net investment income .........................           13,454
Accumulated net realized loss on investments ................       (3,149,659)
Net unrealized depreciation of investments ..................       (2,156,631)
                                                                   -----------
Total net assets ............................................      $50,745,854
                                                                   ===========
----------------------
* Zero coupon security. The interest rate disclosed is the effective yield at October 31, 1999.

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DELAWARE U.S. GOVERNMENT SECURITIES FUND
Net asset value A class (A) .................................           $10.20
Sales charge (4.75% of offering price or 5.00% of
   the amount invested per share) (B) .......................             0.51
                                                                        ------
Offering price ..............................................           $10.71
                                                                        ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

8 for current income

VOYAGEUR FUNDS, INC.
DELAWARE U.S. GOVERNMENT SECURITIES FUND
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1999
________________________________________________________________________________

INVESTMENT INCOME:
Interest .........................................                  $5,028,710
                                                                    ----------

EXPENSES:
Management fees ..................................     $413,761
Distribution expense .............................      243,961
Dividend disbursing and transfer agent fees
   and expenses ..................................      103,204
Accounting and administration ....................       32,518
Registration fees ................................       44,800
Reports and statements to shareholders ...........       31,593
Professional fees ................................       18,155
Custodian fees ...................................        8,600
Directors' fees ..................................        5,807
Taxes (other than taxes on income) ...............        2,100
Other ............................................       13,758
                                                       --------     ----------
                                                                       918,257

Less expenses waived or absorbed .................                     (10,688)
Less expenses paid indirectly ....................                      (1,946)
                                                                    ----------
Total operating expenses .........................                     905,623
Interest expense .................................                         828
                                                                    ----------
Total expenses ...................................                     906,451
                                                                    ----------

NET INVESTMENT INCOME ............................                   4,122,259
                                                                    ----------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS :
Net realized loss on investments .................                  (3,031,615)
Net change in unrealized appreciation/depreciation
   of investments ................................                  (2,802,444)
                                                                    ----------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS ................................                  (5,834,059)
                                                                    ----------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...............................                 $(1,711,800)
                                                                   ===========

                             See accompanying notes

VOYAGEUR FUNDS, INC.
DELAWARE U.S. GOVERNMENT SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
________________________________________________________________________________
                                                      YEAR ENDED   YEAR ENDED
                                                       10/31/99     10/31/98
                                                      ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income ..............................   $ 4,122,259  $ 4,702,358
Net realized gain (loss) on investments ............    (3,031,615)   3,881,172
Net change in unrealized appreciation/depreciation
   of investments ..................................    (2,802,444)    (988,088)
                                                        -----------  ----------
Net increase (decrease) in net assets
   resulting from operations .......................    (1,711,800)   7,595,442
                                                        -----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class .........................................    (1,997,496)  (2,595,734)
   B Class .........................................      (235,557)    (131,800)
   C Class .........................................       (38,943)      (8,993)
   Institutional Class .............................    (1,836,809)  (2,047,835)

Net realized gain on investments:
   A Class .........................................      (242,646)          --
   B Class .........................................       (26,084)          --
   C Class .........................................        (2,085)          --
   Institutional Class .............................      (201,369)          --
                                                       -----------   ----------
                                                        (4,580,989)  (4,784,362)
                                                       -----------   ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class .........................................     8,038,131    4,805,092
   B Class .........................................     4,291,874    2,925,008
   C Class .........................................     1,597,648      359,733
   Institutional Class .............................    10,762,439   12,134,993
Net asset value of shares issued upon reinvestment
   of distributions from net investment income and
   net realized gain on investments:
   A Class .........................................     1,533,537    1,792,342
   B Class .........................................       209,476       90,607
   C Class .........................................        33,177        3,449
   Institutional Class .............................     1,845,529    1,756,212
                                                       -----------   ----------
                                                        28,311,811   23,867,436
                                                       -----------   ----------
Cost of shares repurchased:
   A Class .........................................   (13,003,403) (15,496,863)
   B Class .........................................    (2,143,849)    (796,621)
   C Class .........................................      (560,273)    (125,998)
   Institutional Class .............................   (42,448,667) (23,572,475)
                                                       -----------   ----------
                                                       (58,156,192) (39,991,957)
                                                       -----------   ----------
Decrease in net assets derived from capital
   share transactions ..............................   (29,844,381) (16,124,521)
                                                       -----------   ----------

NET DECREASE IN NET ASSETS .........................   (36,137,170) (13,313,441)

NET ASSETS:
Beginning of year ..................................    86,883,024  100,196,465
                                                       -----------   ----------
End of year ........................................   $50,745,854 $ 86,883,024
                                                       ===========  ===========

                             See accompanying notes
                                                            for current income 9

VOYAGEUR FUNDS, INC.
DELAWARE U.S. GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS
________________________________________________________________________________

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       DELAWARE U.S. GOVERNMENT SECURITIES FUND CLASS A
                                                         ---------------------------------------------------------------------------
                                                                YEAR        YEAR         YEAR     FOUR MONTHS     YEAR        YEAR
                                                               ENDED       ENDED        ENDED        ENDED       ENDED       ENDED
                                                             10/31/99    10/31/98    10/31/97(1)  10/31/96(2)   6/30/96     6/30/95
Net asset value, beginning of period ......................   $10.940     $10.600     $10.370     $10.160      $10.370      $9.760

Income (loss) from investment operations:
   Net investment income ..................................     0.516       0.555       0.590       0.210        0.630       0.620
   Net realized and unrealized gain (loss) on investments .    (0.681)      0.351       0.240       0.210       (0.230)      0.630
                                                              -------     -------     -------     -------      -------     -------
   Total from investment operations .......................    (0.165)      0.906       0.830       0.420        0.400       1.250
                                                              -------     -------     -------     -------      -------     -------
Less dividends and distributions:
   Dividends from net investment income ...................    (0.515)     (0.566)     (0.600)     (0.210)      (0.610)     (0.620)
   Distributions from net realized gain on investments ....    (0.060)         --          --          --           --      (0.020)
                                                              -------     -------     -------     -------      -------     -------
   Total dividends and distributions ......................    (0.575)     (0.566)     (0.600)     (0.210)      (0.610)     (0.640)
                                                              -------     -------     -------     -------      -------     -------
Net asset value, end of period ............................   $10.200     $10.940     $10.600     $10.370      $10.160     $10.370
                                                              =======     =======     =======     =======      =======     =======

Total return(3)............................................    (1.53%)      8.79%       8.37%       4.18%        3.88%      13.45%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $38,520     $44,819     $52,213     $65,516      $68,442     $75,886
   Ratio of expenses to average net assets ................     1.03%       1.00%       0.93%       0.98%        0.97%       0.95%
   Ratio of expenses to average net assets prior to expense
      limitation and expenses paid indirectly .............     1.05%       1.06%       1.01%       0.98%        0.97%       0.95%
   Ratio of net investment income to average net assets ...     4.91%       5.21%       5.76%       6.03%        6.07%       6.38%
   Ratio of net investment income to average net assets
      prior to expense limitation and expenses paid
      indirectly ..........................................     4.89%       5.15%       5.68%       6.03%        6.07%       6.38%
   Portfolio turnover .....................................      182%        280%        202%         66%         145%        144%

----------------------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31. Ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

10 for current income

________________________________________________________________________________

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       DELAWARE U.S. GOVERNMENT SECURITIES FUND CLASS B
                                                         ---------------------------------------------------------------------------
                                                                YEAR        YEAR         YEAR     FOUR MONTHS     YEAR        YEAR
                                                               ENDED       ENDED        ENDED        ENDED       ENDED       ENDED
                                                             10/31/99    10/31/98    10/31/97(1)  10/31/96(2)   6/30/96     6/30/95
Net asset value, beginning of period ......................  $10.950     $10.610      $10.380     $10.170      $10.380      $9.750

Income (loss) from investment operations:
   Net investment income ..................................    0.438       0.477        0.520       0.180        0.570       0.560
   Net realized and unrealized gain (loss) on investments .   (0.673)      0.348        0.240       0.210       (0.230)      0.650
                                                             -------     -------      -------     -------      -------     -------
   Total from investment operations .......................   (0.235)      0.825        0.760       0.390        0.340       1.210
                                                             -------     -------      -------     -------      -------     -------
Less dividends and distributions:
   Dividends from net investment income ...................   (0.435)     (0.485)      (0.530)     (0.180)      (0.550)     (0.560)
   Distributions from net realized gain on investments ....   (0.060)         --           --          --           --      (0.020)
                                                             -------     -------      -------     -------      -------     -------
   Total dividends and distributions ......................   (0.495)     (0.485)      (0.530)     (0.180)      (0.550)     (0.580)
                                                             -------     -------      -------     -------      -------     -------
Net asset value, end of period ............................  $10.220     $10.950      $10.610     $10.380      $10.170     $10.380
                                                             =======     =======      =======     =======      =======     =======

Total return(3) ...........................................   (2.18%)      7.97%        7.59%       3.91%        3.32%      12.90%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $6,550      $4,582       $2,257      $2,139       $1,780        $139
   Ratio of expenses to average net assets ................    1.78%       1.75%        1.67%       1.73%        1.46%       1.54%
   Ratio of expenses to average net assets prior to
      expense limitation and expenses paid indirectly .....    1.80%       1.81%        1.75%       1.73%        1.63%       1.69%
   Ratio of net investment income to average net assets ...    4.16%       4.46%        5.02%       5.24%        5.55%       5.56%
   Ratio of net investment income to average net assets
      prior to expense limitation and expenses paid
      indirectly ..........................................    4.14%       4.40%        4.94%       5.24%        5.38%       5.41%
   Portfolio turnover .....................................     182%        280%         202%         66%         145%        144%

----------------------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31. Ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                           for current income 11

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       DELAWARE U.S. GOVERNMENT SECURITIES FUND CLASS C
                                                         ---------------------------------------------------------------------------
                                                                YEAR       YEAR         YEAR     FOUR MONTHS     YEAR   PERIOD FROM
                                                               ENDED      ENDED        ENDED        ENDED       ENDED  1/10/95(3) TO
                                                             10/31/99   10/31/98    10/31/97(1)  10/31/96(2)   6/30/96    6/30/95
Net asset value, beginning of period ......................  $10.930     $10.590      $10.360     $10.150      $10.360     $9.480

Income (loss) from investment operations:
   Net investment income ..................................    0.438       0.477        0.520       0.180        0.550      0.270
   Net realized and unrealized gain (loss) on investments .   (0.676)      0.348        0.240       0.210       (0.230)     0.880
                                                              -------    -------      -------     -------      -------    -------
   Total from investment operations .......................   (0.238)      0.825        0.760       0.390        0.320      1.150
                                                              -------    -------      -------     -------      -------    -------
Less dividends and distributions:
   Dividends from net investment income ...................   (0.432)     (0.485)      (0.530)     (0.180)      (0.530)    (0.270)
   Distributions from net realized gain on investments ....   (0.060)        --           --          --           --         --
                                                              -------    -------      -------     -------      -------    -------
   Total dividends and distributions ......................   (0.492)     (0.485)      (0.530)     (0.180)      (0.530)    (0.270)
                                                              -------    -------      -------     -------      -------    -------
Net asset value, end of period ............................  $10.200     $10.930      $10.590     $10.360      $10.150    $10.360
                                                             =======     =======      =======     =======      =======    =======

Total return(4)............................................   (2.19%)      7.98%        7.60%       3.92%        3.11%     12.73%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $1,392        $385         $138        $234         $224       $221
   Ratio of expenses to average net assets ................    1.78%       1.75%        1.68%       1.73%        1.70%      1.62%(3)
   Ratio of expenses to average net assets prior to
      expense limitation and expenses paid indirectly .....    1.80%       1.81%        1.76%       1.73%        1.70%      1.65%(3)
   Ratio of net investment income to average net assets ...    4.16%       4.46%        5.02%       5.26%        5.33%      5.10%(3)
   Ratio of net investment income to average net assets
      prior to expense limitation and expenses
      paid indirectly .....................................    4.14%       4.40%        4.94%       5.26%        5.33%      5.07%(3)
   Portfolio turnover .....................................     182%        280%         202%         66%         145%       144%

----------------------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31. Ratios have been annualized and total return has not been annualized.
(3) Commencement of operations. Ratios have been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

12 for current income

________________________________________________________________________________

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  DELAWARE U.S. GOVERNMENT SECURITIES FUND INSTITUTIONAL CLASS
                                                         ---------------------------------------------------------------------------
                                                                YEAR        YEAR         YEAR     FOUR MONTHS     YEAR        YEAR
                                                               ENDED       ENDED        ENDED        ENDED       ENDED       ENDED
                                                             10/31/99    10/31/98    10/31/97(1)  10/31/96(2)   6/30/96     6/30/95
Net asset value, beginning of period ......................   $10.940    $10.600      $10.370     $10.160      $10.370       $9.750

Income (loss) from investment operations:
   Net investment income ..................................     0.521      0.555        0.600       0.210        0.630        0.620
   Net realized and unrealized gain (loss) on investments..    (0.672)     0.351        0.240       0.210       (0.230)       0.640
                                                               -------   -------      -------     -------      -------      -------
   Total from investment operations........................    (0.151)     0.906        0.840       0.420        0.400        1.260
                                                               -------   -------      -------     -------      -------      -------
Less dividends and distributions:
   Dividends from net investment income ...................    (0.519)    (0.566)      (0.610)     (0.210)      (0.610)      (0.620)
   Distributions from net realized gain on investments ....    (0.060)        --           --          --           --       (0.020)
                                                              -------    -------      -------     -------      -------      -------
   Total dividends and distributions ......................    (0.579)    (0.566)      (0.610)     (0.210)      (0.610)      (0.640)
                                                              -------    -------      -------     -------      -------      -------
Net asset value, end of period ............................   $10.210    $10.940      $10.600     $10.370      $10.160      $10.370
                                                              =======    =======      =======     =======      =======      =======

Total return(3) ...........................................    (1.40%)     8.79%        8.39%       4.17%        3.88%       13.57%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................    $4,285    $37,097      $45,589     $50,066      $41,688      $54,445
   Ratio of expenses to average net assets ................     0.99%      1.00%        0.93%       0.99%        0.97%        0.94%
   Ratio of expenses to average net assets prior to
      expense limitation and expenses paid indirectly .....     1.01%      1.06%        1.01%       0.99%        0.97%        0.94%
   Ratio of net investment income to average net assets ...     4.95%      5.21%        5.76%       6.00%        6.07%        6.39%
   Ratio of net investment income to average net assets
      prior to expense limitation and expenses
      paid indirectly .....................................     4.93%      5.15%        5.68%       6.00%        6.07%        6.39%
   Portfolio turnover .....................................      182%       280%         202%         66%         145%         144%

----------------------
(1) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(2) Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to October 31. Ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                           for current income 13

DELAWARE U.S. GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------
Voyageur Funds, Inc. - (the "Company") is registered as an investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Delaware Business Trust. Delaware U.S. Government Securities Fund (the "Fund"), a series of Voyageur Funds, Inc., is a diversified investment company. The Fund currently offers four classes of shares. The Delaware U.S. Government Securities Fund A Class carries a front-end sales charge of 4.75%. The Delaware U.S. Government Securities Fund B Class carries a back-end deferred sales charge, the Delaware U.S. Government Securities Fund C Class carries a level load deferred sales charge and the Delaware U.S. Government Securities Fund Institutional Class has no sales charge.

The Fund's objective is to seek a high level of current income consistent with prudent investment risk from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly. Net capital gains, if any, are distributed annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was $1,946 for the year ended October 31, 1999. The expenses paid under the above agreement are included in other expenses on the Statement of Operations with a corresponding expense offset shown as "Expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
Effective April 15, 1999 and in accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc., ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1,500 million, and 0.425% on the average daily net assets over $2,500 million, less fees paid to the unaffiliated directors. However, DMC has agreed to limit its management fee to 0.50% of average net assets through April 30, 2001. Prior to April 15, 1999, the Fund paid DMC an annual fee which was calculated at the rate of 0.50% on the average daily net assets of the Fund. At October 31, 1999, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $18,435.

Effective January 1, 1999, DMC has entered into a sub-advisory agreement with Voyageur Asset Management LLC with respect to the management of the Fund. The sub-advisor receives a sub-advisory fee from DMC for its services equal to one half of the actual fee paid to DMC under the terms of the Investment Management Agreement. The Fund does not pay any fees to the sub-advisor.

DMC has elected to waive that portion of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses exceed 0.85% of the Fund's average daily net assets through December 31, 1999. Prior to January 1, 1999, the expense limitation was 0.75% of the Fund's average daily net assets.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, and accounting and administration services. The Fund pays DSC a monthly fee based on number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At October 31, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $13,865.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets attributable to Class A and Institutional Class shares and 1.00% of the average daily net assets attributable to Class B and Class C shares. The Distributor has agreed to waive these fees for the Institutional Class shares acquired by shareholders on or after March 1, 1998. On October 31, 1999, the Fund had a payable to DDLP of $31,643.

For the year ended October 31, 1999, DDLP earned $16,522 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

14 for current income

--------------------------------------------------------------------------------

3. Investments
During the year ended October 31, 1999, the Fund had purchases of $147,363,102 and sales of $173,272,198 of long-term U.S. government securities.

At October 31, 1999, the aggregate cost of securities for federal income tax purposes was $52,858,009.

At October 31, 1999, net unrealized depreciation for federal income tax purposes aggregated ($2,519,855) of which $3,465 related to unrealized appreciation of securities and ($2,523,320) related to unrealized depreciation of securities.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                        YEAR ENDED   YEAR ENDED
                                                         10/31/99     10/31/98
                                                       ------------ ------------
Shares sold:
   Class A ..........................................     768,054     445,970
   Class B ..........................................     407,097     270,788
   Class C ..........................................     152,135      33,380
   Institutional Class ..............................   1,016,118   1,131,934

Shares issued upon reinvestment of dividends
   from net investment income and net realized
   gains on investments:
   Class A .........................................      145,433     167,314
   Class B .........................................       19,894       8,424
   Class C .........................................        3,187         319
   Institutional Class .............................      174,713     163,759
                                                      ----------- -----------
                                                        2,686,631   2,221,888
                                                      ----------- -----------

Shares repurchased:
   Class A .........................................   (1,235,065) (1,441,622)
   Class B .........................................     (204,181)    (73,641)
   Class C .........................................      (54,037)    (11,526)
   Institutional Class .............................   (4,160,715) (2,205,440)
                                                      ----------- -----------
                                                       (5,653,998) (3,732,229)
                                                      ----------- -----------

Net Decrease .......................................   (2,967,367) (1,510,341)
                                                      =========== ===========

5. Market and Credit Risk
The Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

6. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2000. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 1999, the Fund designates as ordinary income and long-term capital gains distributions paid during the year as follows:

              LONG-TERM CAPITAL      ORDINARY INCOME              TOTAL
             GAINS DISTRIBUTIONS      DISTRIBUTIONS            DISTRIBUTIONS
             -------------------    -----------------        ------------------
                     10%                  90%                       100%
                                                           for current income 15

DELAWARE U.S. GOVERNMENT SECURITIES FUND
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
VOYAGEUR FUNDS, INC. - DELAWARE U.S. GOVERNMENT SECURITIES FUND

We have audited the accompanying statement of net assets of Delaware U.S. Government Securities Fund (the "Fund") as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended June 30, 1995 through October 31, 1996 were audited by other auditors whose report dated December 6, 1996 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware U.S. Government Securities Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                                       /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 3, 1999

D E L A W A R E   I N V E S T M E N T S   F A M I L Y   OF   F U N D S

FOR GROWTH OF CAPITAL
Delaware Select Growth Fund
Delaware Trend Fund
Delaware DelCap Fund
Delaware Small Cap Value Fund
Delaware U.S. Growth Fund
Delaware Growth Stock Fund
Delaware Tax-Efficient Equity Fund
Delaware Social Awareness Fund

FOR TOTAL RETURN
Delaware Blue Chip Fund
Delaware Devon Fund
Delaware Growth and Income Fund
Delaware Decatur Equity Income Fund
Delaware REIT Fund
Delaware Balanced Fund

FOR INTERNATIONAL DIVERSIFICATION
Delaware Emerging Markets Fund
Delaware New Pacific Fund
Delaware Overseas Equity Fund
Delaware International Equity Fund
Delaware Global Equity Fund
Delaware Global Bond Fund

FOR CURRENT INCOME
Delaware Delchester Fund
Delaware High-Yield Opportunities Fund
Delaware Strategic Income Fund
Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund
Delaware American Government Bond Fund
Delaware U.S. Government Securities Fund
Delaware Limited-Term Government Fund

FOR TAX-EXEMPT INCOME
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Intermediate Fund
Delaware State Tax-Free Funds*

MONEY MARKET FUNDS
Delaware Cash Reserve
Delaware Tax-Free Money Fund

ASSET ALLOCATION FUNDS
Delaware Foundation Funds
   Growth Portfolio
   Balanced Portfolio
   Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

funds

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


(photo of computer keyboard)

THIS ANNUAL REPORT IS FOR THE INFORMATION OF DELAWARE U.S. GOVERNMENT SECURITIES FUND shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware U.S. Government Securities Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The Prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF DIRECTORS

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

DAVID K. DOWNES
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Former Treasurer, National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Retired
Fredericksburg, VA

JAN L. YEOMANS
Vice President and Treasurer
3M Corporation
St. Paul, Minnesota

AFFILIATED OFFICERS

RICHARD J. FLANNERY
Executive Vice President and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

ERIC E. MILLER
Senior Vice President, Secretary
and Deputy General Counsel
Delaware Investments Family of Funds
Philadelphia, PA


(photo of globes)


directors
& officers
--------------------------------------------------------------------------------
INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania


SUB-ADVISER
VOYAGEUR ASSET MANAGEMENT LLC
Minneapolis, Minnesota

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

When used with prospective investors, this report must be preceded or accompanied by a current Delaware U.S. Government Securities Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.


(photo of globes)


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.


DELAWARE(SM)
INVESTMENTS
-----------------------
Philadelphia o London


Printed in the USA
on recycled paper

(2366) (J5326)
AR-404[10/99]PPL12/99